Exhibit 10.1

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 31st day of October, 2008 by and among BANK OF AMERICA, N.A., as successor by merger to LaSalle Business Credit, LLC, as administrative agent and collateral agent (in such agent capacities, “Agent”) for itself and all other lenders from time to time a party hereto (“Lenders”), located at 135 South LaSalle Street, Chicago, Illinois 60603-4105, PROTECTIVE APPAREL CORPORATION OF AMERICA, a New York corporation (“PACA”), POINT BLANK BODY ARMOR INC., a Delaware corporation (“Point Blank”) and LIFE WEAR TECHNOLOGIES, INC., a Florida corporation (“Life Wear”, and together with PACA and Point Blank, collectively, the “Borrowers” and each, individually, a “Borrower”) and POINT BLANK SOLUTIONS, INC., a Delaware corporation (the “Parent” and a “Guarantor”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, Parent, Agent and Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of April 3, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers, Parent, Agent and Lenders have agreed to the amendment set forth herein;

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Parent, Agent and Lenders hereby agree as follows:

SECTION 1. Amendment to Loan Agreement.

(a) Section 2 of the Loan Agreement is hereby amended by adding a new Section 2(e) to the end thereof to read as follows:

“(e) Term Loan. The parties hereto agree that as of October 31, 2008, a portion of the outstanding principal amount of Revolving Loans equal to $10,000,000 shall be converted into a separate term loan issued by the Borrowers in the original principal amount of $10,000,000 (herein, the “Term Loan”) evidenced by this Agreement and any promissory note executed under Section 2(c) of this Agreement and shall be allocated ratably to the Lenders holding Revolving Loans as of such date. Simultaneously with such conversion, the outstanding principal amount of the Revolving Loans shall be deemed to be reduced by $10,000,000. The obligation of the Borrowers to repay the Term Loan shall be joint and several and the Term Loan, together with all accrued and unpaid interest thereon, shall be repaid in full on January 30, 2009 (“Scheduled Term Loan Maturity Date”) or earlier, if required to be repaid in accordance with Section 16 of this Agreement. The Term Loan shall at all times be a Prime Rate

Loan and shall bear interest in accordance with Section 4(a) of this Agreement. On or prior to the Scheduled Term Loan Maturity Date, Borrowers may repay the Term Loan in full, together with all accrued and unpaid interest thereon, from proceeds of Revolving Loans up to an amount such that Availability is not less than $5,000,000 after giving effect to such repayment. If the outstanding principal amount of the Term Loan, together with accrued and unpaid interest thereon, is not paid on the Scheduled Term Loan Maturity Date (or such earlier date when due), Agent may make demand under that certain Corporate Guaranty executed in favor of Agent on October 31, 2008 in addition to any other rights and remedies Agent may exercise under this Agreement and the Other Agreements.

(b) Section 10 of the Loan Agreement is hereby amended by deleting the second clause (C) therein and by amending and restating the second clause (B) therein to read as follows:

“or (B) in the event Borrowers terminate this Agreement and prepay all of the Liabilities after April 3, 2008 but before the expiration of the Original Term or any then current Renewal Term, as applicable, then, in such event, on the date of such prepayment the Borrowers shall jointly and severally pay to Agent an amount equal to three-fourths percent (0.75%) of the Maximum Revolving Loan Limit in effect on such date.”

(c) Section 13 of the Loan Agreement is hereby amended by adding two new subsections (p) and (q) thereto to read as follows:

“(p) Side Letter. No amendment or other modification shall be made to that certain letter agreement delivered to Agent on October 31, 2008 and dated as of October 31, 2008 between Point Blank Solutions, Inc. and the other Persons party thereto without the prior written consent of the Agent.

(q) Amendment Fee. To the extent the Term Loan under Section 2(e) is not repaid when due, Borrowers shall pay to Agent an additional $50,000 amendment fee in connection with that certain Sixth Amendment to Loan and Security Agreement dated as of October 31, 2008 among Borrowers, Parent, Lenders party thereto and Agent, which fee shall be for the ratable benefit of the Lenders executing such amendment.”

SECTION 2. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) This Amendment shall have been duly executed and delivered by Borrowers and Parent (collectively, “Amendment Parties”), Agent and each Lender;

(b) No Default or Event of Default shall have occurred and be continuing;

(c) The representations and warranties contained herein shall be true and correct in all material respects;

(d) Agent shall have received an executed Corporate Guarantee agreement in form and substance satisfactory to Agent;

(e) Agent shall have received an executed copy of the side letter agreement executed by Parent on the date hereof in form and substance satisfactory to Agent;

(f) Agent shall have received an executed promissory note from Borrowers evidencing the Term Loan set forth in Section 2(a) of this Amendment; and

(g) In consideration of the amendments provided herein, an amendment fee payable by Borrowers in the amount of $50,000 shall be fully earned on the date hereof and Agent shall have received such fee on the date hereof, for the ratable benefit of the Lenders executing this Amendment.

SECTION 3. Representations and Warranties. In order to induce Agent and each Lender to enter into this Amendment, each Amendment Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a) all of the representations and warranties contained in the Loan Agreement and in each of the Other Agreements are true and correct in all material respects as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b) the execution, delivery and performance by Amendment Parties of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, and the Loan Agreement is the legal, valid and binding obligation of Amendment Parties enforceable against Amendment Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and by general limitations on the availability of equitable remedies;

(c) neither the execution, delivery and performance of this Amendment by Amendment Parties, the performance by Amendment Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Amendment Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Amendment Party or any of its Subsidiaries is a party or by which any Amendment Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived or consented to herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d) no Default or Event of Default has occurred and is continuing.

SECTION 4. Reference to and Effect Upon the Loan Agreement.

(a) Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b) the consents and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any of the Other Agreements except as specifically set forth herein, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the Other Agreements except as specifically set forth herein or (iii) constitute a waiver of any provision of the Loan Agreement or any of the Other Agreements, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement. Each Amendment Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 5. Costs And Expenses. To the extent provided in Section 4(c)(iv) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:

PROTECTIVE APPAREL CORPORATION OF AMERICA

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

POINT BLANK BODY ARMOR INC.

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

LIFE WEAR TECHNOLOGIES, INC.

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

PARENT:

POINT BLANK SOLUTIONS, INC.

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]

AGENT AND LENDER:

BANK OF AMERICA, N.A., as successor by merger to LaSalle Business Credit, LLC

By:	/s/ Patrick M. Cornell
Name:	Patrick M. Cornell
Title:	Vice President

[Signature Page to Sixth Amendment to Loan and Security Agreement]